UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 1, 2012

A123 Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34463	04-3583876
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

A123 Systems, Inc. 200 West Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  617-778-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition

On March 1, 2012, A123 Systems, Inc. (the “Registrant”) issued a press releasing announcing that it will release its fourth quarter and full year 2011 financial results on Thursday, March 8, 2012 and provided preliminary financial results for the fourth quarter of 2011. In addition, the Registrant announced it has filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission requesting a 15-day extension to file its Annual Report on Form 10-K for the year ended December 31, 2011 and providing preliminary financial results for the year ended December 31, 2011.

For the year ended December 31, 2011, the Registrant’s anticipated revenue is $159.1 million, anticipated net loss is ($257.7) million, anticipated net cash used in operations is ($251.6) million, and anticipated cash and cash equivalents is $186.9 million.  For the fourth quarter ended December 31, 2011, the Registrant’s anticipated revenue is $40.4 million, anticipated net cash used in operations is ($53.6) million and anticipated net loss is ($85.0) million.  Included in the anticipated net loss for the fourth quarter ended December 31, 2011 was a non-cash fair value impairment charge of $11.6 million to the Registrant’s existing investment in Fisker Automotive, Inc. (Fisker).  The Registrant elected not to participate in Fisker’s subsequent stock financing.  Also included in anticipated net loss are additional warranty charges of $10.6 million related to a joint campaign to repair and update packaging and electronics for one customer program and costs associated with repairing battery packs for a separate, previously announced customer program, and $10.1 million related to greater than anticipated scrap rates in the fourth quarter.  In comparison for the year ended December 31, 2010, the Registrant’s revenue was $97.3 million, net loss was ($152.6) million, net cash used in operations of ($127.8) million, and cash and cash equivalents was $216.8 million.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless the Registrant expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated March 1, 2012, entitled “A123 Systems Announces Date for Fourth Quarter 2011 Earnings Call”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A123 SYSTEMS, INC.

Date: March 1, 2012	By:	/s/ ERIC J. PYENSON
Eric J. Pyenson
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 1, 2012, entitled “A123 Systems Announces Date for Fourth Quarter 2011 Earnings Call”